Exhibit 10.2

EMPLOYMENT AGREEMENT

By this private Employment Agreement executed between NEXTEL TELECOMUNICAÇÕES LTDA., with head offices in the city of São Paulo, in the State of São Paulo, at Avenida das Nações Unidas, n.º 14.171, 27º floor, enrolled with the CNPJ/MF under no. 66.970.229/0001-67, by its undersigned legal representative, hereinafter referred to as EMPLOYER, and Mr. Roberto Rittes, resident and domiciled at ______, city of São Paulo, State of São Paulo, bearer of Employment Booklet No. ______ Series _____ Identity Card No. ________, enrolled with the CPF/MF under no. ______, hereinafter referred to as EMPLOYEE, have covenanted the following:

CLAUSE 1 – OBJECT

1.1. The EMPLOYEE shall be hired by EMPLOYER, to perform the duties of CEO of the EMPLOYER, its immediate parent company and its subsidiaries, and in such role shall comply with all corporate laws and Articles of Association, labor rules, general communications and instructions, including the EMPLOYER’s Code of Conduct and Business Ethics, in effect, as well as with any and all of the EMPLOYER’s general policies in force to all employees. For the purposes of holding the CEO position, the EMPLOYEE agrees that as of April 24, 2017, he will be appointed under the Articles of Association of EMPLOYER, Employer’s immediate parent company and Employer’s subsidiaries in such capacity, for corporate purposes.

1.2. The EMPLOYEE undertakes to concurrently hold other corporate positions requested by the EMPLOYER in other companies of EMPLOYER’s economic group, according to the needs of the EMPLOYER and within the scope of his duties, and agrees that in this event the remuneration for these services is included in the remuneration agreed upon in clause 4 and benefits of clause 5 herein.

1.3. The EMPLOYEE agrees that the EMPLOYER is entitled at any time to assign to him other compatible duties, in accordance with the EMPLOYERS’ technical or administrative needs.

1.4. The EMPLOYEE hereby undertakes to work exclusively for the EMPLOYER, dedicating his entire time, attention, skills and efforts to the progress and objectives of the EMPLOYER and companies of the same economic group. The EMPLOYEE shall not be involved, directly or indirectly, in any other businesses, profession or compensated occupation, or in any other form of relationship that may in any way conflict or interfere in the performance of his activities as Managing Director, without the prior written consent by EMPLOYER.

CLAUSE 2 - TERM

2.1. This Agreement shall commence on April 24, 2017 and will remain valid for an undetermined term and continue unless or until terminated in accordance with this Agreement.

CLAUSE 3 - WORKING HOURS

3.1. The services inherent to the position contracted are essentially of trust and, for this reason, included in the exception of subparagraph II of article 62 of the Restated Labor Laws, such that the EMPLOYEE is released from controlling and recording the hours of work.

CLAUSE 4 - REMUNERATION

4.1. For the rendered services, EMPLOYEE shall receive from EMPLOYER a gross monthly salary of 184,615.38 Reais to be paid pursuant to the legislation in force, with salary adjustments made as provided by law. Applicable taxes will be deducted from the gross salary.

4.2. EMPLOYER is hereby authorized to deposit in a bank of EMPLOYEE’s choice, in the EMPLOYEE’s account, salaries, 13th salaries, vacation and any other sums that make up the EMPLOYEE’s remuneration.

4.3. In addition to the legal deductions, EMPLOYER is hereby authorized to make the following deductions from salaries or from any other rights or credits related to the EMPLOYEE’s remuneration:

(a) any amounts owed by the EMPLOYEE, such as health insurance, meals, transportation expenses, or other deductions, as duly authorized; and

(b) the amount equivalent to any losses and/or damages caused by misconduct, negligence, imprudence or lack of expertise of EMPLOYEE to EMPLOYER’s property, including material of any kind which have been placed under his responsibility and not returned in due time.

CLAUSE 5 – BENEFITS, EXPENSES AND VACATION

5.1. The EMPLOYEE will be entitled to an Annual Bonus of up to 4,800,000 Reais, comprised of quarterly payments of up to 1,200,000.00 Reais each fiscal quarter, starting with a prorated bonus for the second quarter of 2017, if specified minimum quarterly targets are achieved. The Parties acknowledge and agree that the EMPLOYEE’s specific performance measures and targets for each quarter will be set by the Compensation Committee of the Board of Directors of NII Holdings, Inc. (“NII”), the ultimate controlling parent of EMPLOYER, based on the EMPLOYER’s annual budget and a quarterly bonus plan, and the payment for each quarter is contingent on achieving minimum thresholds for all performance measures and subject to approval by the Compensation Committee of the Board of Directors of NII. All amounts herein are gross.

5.2. The conditions in clause 5.1 may be determined from time to time, subject to EMPLOYER’s sole discretion.

5.3. The EMPLOYER shall reimburse the EMPLOYEE for reasonable expenses incurred by the EMPLOYEE on behalf of the EMPLOYER, in the performance of the EMPLOYEE’s duties during the term of this Agreement in accordance with the normal policies of the EMPLOYER for reimbursement of business expenses. The EMPLOYEE shall furnish to the EMPLOYER with respect to the expenses receipts and/or invoices and with any other.

5.4. During the term of this Agreement, the EMPLOYEE will be entitled to the statutory benefits and the following ones:

(a)    Health Plan Omint, executive level and free choice option;
(b)    Dental Plan Odontoprev, with credential net and free choice option;
(c)    Group life insurance with coverage of 24 base salaries in case of natural death and 48 base salaries for accidental death, capped at R$ 2,600,000;

(d)    Meal or food allowance in the amount of R$ 32 per business day of each month;
(e)    Private Pension Plan with the EMPLOYER’s contribution at the same percentage as the participant’s contribution, capped at 10% of the base salary;
(f)    Free parking; and
(g)    Cellphone with all expenses borne by the Company and three additional phones for family members.

5.5. The benefits mentioned above will be granted according to the Company´s policies and they may vary from time to time, including the services provider of those benefits.

CLAUSE 6 – ADDITIONAL SEVERANCE PROTECTION

6.1 Should the EMPLOYEE be terminated without cause and the mandated amount of termination fees in Brazil paid by virtue of termination without cause (“Legal Severance”) be less than the gross amount of 2,400,000 Reai, the Employee shall be eligible for an additional payment regarding Legal Severance in order to reach the gross amount of 2,400,000 Reais (“Additional Severance”).

6.2 The Parties acknowledge and agree herein that voluntary termination (EMPLOYEE’s resignation) and termination for cause are excluded from the Additional Severance established in clause 6.1 and will not result in payment of the Additional Severance.

CLAUSE 7 - CONFIDENTIALITY

7.1 During the term of this Agreement and for a period of one year thereafter, the Employee shall not use, disclose or otherwise reveal Confidential Information of the Company to which she may have had access as a result of the performance of his activities.

7.2 Confidential Information, for the purpose of this Agreement, includes, without limitation, employee and employee compensation lists, acquisition plans, pricing policies, working and operational methods, commercial strategies, businesses and market strategies, advertisement and marketing plans, commercial, industrial and business secrets, technologies, know-how, formulas, projects, designs, models, sketches, drafts, plans, patents, computer programming techniques, computer programs, prices, lists of suppliers and clients, performance, profits, costs, sales, financial reports, market share and special operations, or any other confidential information relating to the business and operations of the Company or of any its affiliates.

7.3 In the event that the Employee is requested by virtue of law to disclose any Confidential Information, he must immediately notify the Company about the requested disclosure so that the Company can take any and all measures that its deems necessary to (i) avoid the disclosure of the Confidential Information; or (ii) instruct the Employee as to how the Confidential Information should be disclosed. The Employee must take any and all necessary action to cooperate with the Company to keep confidential the Confidential Information. The actions to be taken by the Employee include, but are not limited to, requesting to the relevant judicial or administrative authorities confidential treatment to the Confidential Information.

7.4 The Employee must return, upon the request of the Company or the termination of this Agreement, any and all materials containing Confidential Information.

7.5 The breach of the confidentiality obligation will result in the termination with cause of the Agreement, regardless of criminal penalties arising from a criminal procedure and civil sanctions.

CLAUSE 8 – COMPETITIVE ACTIVITIES AND NON-SOLICITATION

8.1. EMPLOYEE hereby agrees that during the term of this Agreement, and for a term of one year immediately after the termination thereof, for any reason, in the Brazilian territory in which EMPLOYEE has performed his services for the EMPLOYER, EMPLOYEE shall not (i) use his knowledge in any work or activity that competes with the EMPLOYER’s activities, directly or indirectly, either as owner, partner, representative, consultant or employee, nor shall he help, work for, or have interest in any suppliers or customers of EMPLOYER; (ii) create or acquire any interest in any company or groups carrying on any activities competing with those carried on by the EMPLOYER. For the avoidance of doubt, EMPLOYER includes any companies of its economic group in Brazil.

8.2. The provision contained in clause 8.1 above, shall also apply in the event of termination of this Agreement for any reason.

8.2.1. If the EMPLOYER wishes to enforce its right to require that the EMPLOYEE does not compete with the EMPLOYER after termination of this Agreement, for the term mentioned in clause 8.1 above, the EMPLOYER shall, no later than five business days after the date of termination of the employment of EMPLOYEE, send a written notification to the EMPLOYEE, informing the EMPLOYER’s intention to exercise such option. EMPLOYER is entitled after such notification to release EMPLOYEE from the restriction in clause 8.1 at any time and will then no longer be required to pay the indemnification set out in clause 8.2.1.1.

8.2.1.1. The exercise of the EMPLOYER's option for EMPLOYEE's non competition obligation shall be conditioned to the payment, by EMPLOYER, of an indemnification in the amount equivalent to one month of salary for each month of non-competition.

8.2.1.2. Any amount paid by the EMPLOYER in connection with the non-competition obligation shall be returned by the EMPLOYEE, duly indexed, in case of EMPLOYEE's violation of any restriction clauses provided in this Agreement, including the non-compete provision, and in that case, no future payment will be due by the EMPLOYER in connection with such non-competition obligation.

8.3. Non-Solicitation of Employees and Clients. During the term of this Agreement and for a period of one year thereafter, the Employee may not: (a) directly or indirectly, encourage one or more of the Company’s employees to leave the Company and take employment with a business in competition with the Company; or (b) directly or indirectly, encourage or assist any other person in encouraging any director, officer, employee, agent, consultant, independent contractor, or any other person affiliated with the Company to terminate or alter his/her or its relationship with the Company; or (c) directly or indirectly, encourage one or more of the Company’s customers to, in whole or partly, leave the Company or transfer their business to a business in competition with the Company.

CLAUSE 9 – TITLE TO INVENTIONS OR CREATIONS

9.1. All and any inventions, discoveries, improvements, ideas, concepts, creations or any rights susceptible or not of registration before Intellectual or Industrial Property Authorities in Brazil or abroad created or performed by the Employee, at any time, related to any activities rendered by him on behalf of the Company (“Creations”) are owned entirely and exclusively by the Company.

9.2. The Employee shall transfer to the Company all rights of property of such Creations, including author and patent rights, not being due any additional remuneration as a consequence of such transfer. The Employee shall also execute all and any documents that the Company considers necessary to allow the request, the achievement and obtaining of author, patent and other property rights, or to transfer to the Company all rights, certificates or interests in such Creations or works likely to have author protection.

CLAUSE 10 –ANTI-CORRUPTION

10.1. The EMPLOYEE shall fully comply with all legal provisions applicable with respect to ethical conduct and anti-corruption, including, but not limited to, laws and regulations of the Federative Republic of Brazil, specially Law No. 12.846/2013 and the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and the American legislation regarding the Foreign Corrupt Practice Act (“FCPA”), under the penalty of being punished for gross negligence, under the laws in effect.

CLAUSE 11 – SEVERABILITY

11.1. EMPLOYEE hereby agrees that clauses 7, 8 and 9 of this Agreement ("Restrictive Covenants") are reasonable from a geographical and time perspective.

11.2. Any term, clause or provision of this Agreement which is rendered as not valid or not applicable, shall be deemed as null without invalidating or rendering as not applicable the remaining clauses and provisions hereof.

11.3. The extension and reach of each provision hereof shall be construed only to the extent of its applicability.

CLAUSE 12- GENERAL PROVISIONS

12.1. Any lack of application, under special circumstances, of any clause of this Agreement on the EMPLOYER’s part shall not constitute novation to the Agreement.

12.2. Nothing in this Agreement shall be construed as a waiver on the EMPLOYER’s part of any rights to which it is entitled at any time by the legislation applicable hereto.

12.3. EMPLOYEE is aware of EMPLOYER’s regulations and Safety Standards that rule EMPLOYER’s activities and undertakes to use all safety equipment provided, when and if required, under the penalty of being punished for gross negligence, under the terms of the laws in effect.

12.4. In case of EMPLOYEE’s nonperformance of the terms and conditions agreed upon herein in relation to the Restrictive Covenants, EMPLOYER will have the right to claim proven losses and damages caused by the EMPLOYEE.

12.5. This Agreement and the documents to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and construed in accordance with the Laws of Brazil.

CLAUSE 13- TERMINATION

13.1. The Parties hereby acknowledge and agree that both the EMPLOYER or the EMPLOYEE may terminate this Agreement and the employment relationship, at any time, by means of written notice of the termination of the employment relationship.

13.2. In addition to the reasons provided for in Article 482 of the Labor Code, any breach of any of the clauses herein, in whole or in part, shall be a cause for the termination of this Agreement, without the need of prior notice or any judicial or extra-judicial formality.

13.3. The EMPLOYEE undertakes to comply with all legal provisions and policies related to Occupational Health and Safety.

13.4.   This Agreement is executed in two counterparts in both the Portuguese and English language, organized in columns. The parties agree that the Portuguese version shall prevail in case of any controversy or conflict of the terms and conditions herein agreed.

AND, as a result of the provisions hereof, the parties have executed this Agreement in two identical counterparts of equal contents and form.

São Paulo, April 24, 2017

_________________________
Roberto Rittes

_____________________________
NEXTEL TELECOMUNICAÇÕES LTDA.

Witnesses:

1.    Name and ID Card
2.    Name and ID Card

CONTRATO DE TRABALHO

Pelo presente instrumento particular, firmado entre NEXTEL TELECOMUNICAÇÕES LTDA., com sede na cidade de São Paulo, Estado de São Paulo, na Avenida das Nações Unidas, n.º 14.171, 27º andar, inscrito no CNPJ/MF sob o nº 66.970.229/0001-67, por seus representantes legais, a seguir denominado EMPREGADOR e SR. Roberto Rittes, residente e domiciliado na ______, na Cidade de São Paulo, Estado de São Paulo, portador da CTPS de n. ______, Series _____ portador do RG ______, inscrito no CPF/MF n. ______, aqui denominado simplesmente EMPREGADO, convencionaram os seguintes termos:

CLÁUSULA 1 – OBJETO

1.1.    O EMPREGADO é contratado pelo EMPREGADOR para exercer a função de CEO (Diretor Presidente) do EMPREGADOR, sua controladora e suas subsidiárias, obrigando-se a cumprir com todas as obrigações societárias legais e dos contratos sociais, normas trabalhistas e comunicações e instruções gerais do EMPREGADOR, incluindo o Código de Conduta e de Ética Empresarial do EMPREGADOR em vigor, bem como em relação a toda e qualquer política do EMPREGADOR aplicável a todos os seus empregados. Para o exercício do cargo de CEO (Diretor Presidente), o EMPREGADO concorda que a partir de 24 de abril de 2017, ele será nomeado para tal fim, nos termos previstos nos Contratos Sociais do EMPREGADOR, sua controladora e suas subsidiárias, nessa qualidade, para fins societários.

1.2.    O EMPREGADO concorda que poderá ser requisitado a prestar serviços para outras empresas do mesmo grupo econômico do EMPREGADOR, de acordo com as necessidades do EMPREGADOR e dentro do escopo de suas atribuições, sendo que, em tal circunstância, o pagamento relativo a esses serviços já está incluído na remuneração acordada na cláusula 4ª e nos benefícios previstos na cláusula 5ª, infra.

1.3.    O EMPREGADO concorda que o EMPREGADOR poderá designar-lhe outras atribuições compatíveis, a qualquer tempo e conforme suas necessidades de ordem técnica ou administrativa.

1.4.    O EMPREGADO, por este instrumento, obriga-se a trabalhar exclusivamente para o EMPREGADOR, dedicando todo seu tempo, atenção, habilidades e esforços ao progresso e interesses do EMPREGADOR e das empresas que integram seu grupo econômico, sendo-lhe vedado exercer, direta e indiretamente, outra atividade, profissional ou ocupação remunerada ou qualquer outra forma de relacionamento que possa conflitar ou interferir na performance ou nas suas atividades como Diretor Executivo, salvo com prévia autorização, por escrito, por parte do EMPREGADOR.

CLÁUSULA 2 – TERMOS

2.1. Esse Contrato tem início em 24 de abril de 2017 e vigorará por tempo indeterminado, até que seja rescindido nos termos previstos neste Contrato.

CLÁUSULA 3 - DA DURAÇÃO DA JORNADA DE TRABALHO

3.1. As funções inerentes ao cargo assumido são essencialmente de confiança e, estão, portanto, incluídas na exceção prevista no parágrafo II do artigo 62 da Consolidação das Leis do Trabalho, sendo o EMPREGADO liberado de controlar e registrar a sua jornada de trabalho.

CLÁUSULA 4 - DA REMUNERAÇÃO

4.1    Pelos serviços, o EMPREGADO receberá o salário bruto de R$ 184.615,38 (cento e oitenta e quatro mil, seiscentos e quinze reais e trinta e oito centavos), pagos mensalmente, conforme a legislação em vigor, sendo os reajustes de salário feitos de acordo com a lei. Os impostos aplicáveis serão deduzidos do salário bruto.

4.2    O EMPREGADOR fica autorizado a depositar em instituição bancária de sua escolha, na conta corrente do EMPREGADO, salários, 13º salários, férias e quaisquer outras importâncias que se refiram à remuneração do EMPREGADO.

4.3    Além dos descontos legais, fica o EMPREGADOR autorizado a descontar da remuneração ou de quaisquer outros direitos ou créditos de natureza trabalhista do EMPREGADO:

(a) as importâncias de que o EMPREGADO for devedor, relativas a assistência médica, refeições, transporte, ou outros descontos já devidamente autorizados; e

(b) o valor de prejuízos e/ou danos a que o EMPREGADO der causa em virtude de dolo, negligência, imprudência ou imperícia, ao patrimônio do EMPREGADOR, inclusive materiais de qualquer natureza, sob sua responsabilidade e não devolvidos no tempo devido.

CLÁUSULA 5 – DOS BENEFÍCIOS, DESPESAS E FÉRIAS

5.1.    O EMPREGADO fará jus a um Bônus Anual de até R$ R$ 4.800.000,00, composto por pagamentos trimestrais de até R$ 1.200.000,00 por trimestre fiscal, começando com um bônus proporcional para o segundo trimestre de 2017, se as metas mínimas trimestrais especificadas forem atingidas. As Partes reconhecem e concordam que as métricas e metas de desempenho específicas do EMPREGADO referente a cada trimestre serão estabelecidas pelo Comitê de Remuneração do Conselho de Administração da NII Holdings, Inc. (“NII”), controladora do EMPREGADOR, com base no orçamento anual do EMPREGADOR e um plano de bônus trimestral, e cada pagamento do bônus trimestral cada será condicionado ao atingimento das metas mínimas em todas métricas de desempenho e sujeito à aprovação do Comitê de Remuneração do Conselho de Administração da NII. Todos os valores aqui indicados são brutos.

5.2.    As condições da cláusula 5.1 podem ser alteradas de tempos em tempos, de acordo com a discricionariedade do EMPREGADOR.

5.3.    O EMPREGADOR reembolsará o EMPREGADO por despesas razoáveis incorridas pelo EMPREGADO em nome do EMPREGADOR, no exercício das suas funções durante a vigência do presente Contrato em conformidade com as políticas do EMPREGADOR para reembolso de despesas relacionadas ao trabalho. O EMPREGADO deverá apresentar para o EMPREGADOR todos os recibos de despesas e/ou faturas ou qualquer outra documentação quando solicitado pelo EMPREGADOR.

5.4.    Durante a vigência deste Contrato, o EMPREGADO terá direito aos benefícios garantidos por lei e aos seguintes:

(a)    Assistência Médica Omint, nível executivo e com opção de livre escolha;
(b)    Assistência Odontológica Odontoprev, com rede credenciada e opção de livre escolha;
(c)    Seguro de vida em grupo com cobertura de 24 salários base em caso de morte natural e 48 salários base por morte acidental, até o limite de R$ 2.600.000,00;
(d)    Vale refeição ou alimentação no valor de R$ 32, por dia útil de cada mês;
(e)    Plano de previdência privada com contribuição do EMPREGADOR no mesmo percentual da contribuição do participante, limitada a 10% do salário nominal;
(f)    Estacionamento gratuito; e
(g)    Telefone celular com despesas pagas pelo EMPREGADOR e 3 celulares adicionais para membros da família.

5.5. Os benefícios acima mencionados serão concedidos de acordo com as políticas da Sociedade e poderão variar de tempos em tempos, incluindo os prestadores de serviços desses benefícios.

CLÁUSULA 6 – PAGAMENTO ADICIONAL DE VERBAS RESCISÓRIAS

6.1. Caso a rescisão contratual do EMPREGADO seja sem justa causa e o valor das verbas rescisórias legalmente previstas no Brasil seja inferior ao valor bruto de R$ 2.400.000,00, o EMPREGADO será elegível para receber um pagamento adicional de Verbas Rescisórias para atingir o valor bruto de R$ 2.400.000,00 (“Pagamento Adicional de Verbas Rescisórias”).

6.2. As Partes reconhecem e concordam neste ato que a rescisão voluntária (pedido de demissão do empregado) e a rescisão por justa causa estão excluídas do Pagamento Adicional de Verbas Rescisórias estabelecido na cláusula 6.1 e não haverá o pagamento Adicional de Verbas Rescisórias.

CLÁUSULA 7 - DA CONFIDENCIALIDADE

7.1. Durante a vigência deste Contrato e pelo período adicional de 1 (um) ano após o seu término, o Empregado se compromete a não utilizar, divulgar ou de qualquer outra forma revelar Informações Confidenciais da Sociedade a que tenha acesso no desenvolvimento de suas atividades.

7.2. Informações Confidenciais para os fins deste Contrato, inclui, sem limitação, empregados e remunerações, planos de aquisição, políticas de preços, métodos de trabalho e operações, estratégias comerciais, estratégias de negócios e de mercado, planos de propaganda e marketing, segredos comerciais, industriais e de negócios, tecnologias, know-how, fórmulas, projetos, designs, modelos, desenhos, esboços, planos, patentes, técnicas de programação de computador, programas de computador, preços, listas de fornecedores e de clientes, desempenho, lucro, custos, vendas, relatórios financeiros, participações de mercado e operações especiais, ou qualquer outra informação confidencial relativa aos negócios e operações da Sociedade ou de qualquer de suas afiliadas.

7.3. Caso o Empregado venha a ser obrigado por força de lei a divulgar quaisquer Informações Confidenciais, ele deverá imediatamente notificar a Sociedade sobre o fato para que esta possa, tomar todas as medidas que julgar necessárias a fim de: (i) evitar a divulgação das Informações Confidenciais; ou (ii) instruir o Empregado sobre a forma de divulgação das Informações Confidenciais devem ser divulgadas. O Empregado deverá tomar todas e quaisquer medidas necessárias para cooperar com a Sociedade para manter confidenciais as Informações Confidenciais. As medidas a serem tomadas pelo Empregado incluem, exemplificativamente, o pedido às autoridades judiciais ou administrativas aplicáveis do tratamento confidencial das Informações Confidenciais.

7.4. O Empregado deverá restituir, a pedido da Sociedade ou no término do presente Contrato, todos e quaisquer materiais que contenham Informações Confidenciais.

7.5. A violação da obrigação de confidencialidade implicará em rescisão por justa causa deste Contrato, sem prejuízo das sanções penais decorrentes de procedimento criminal e sanções civis.

CLAUSE 8 – DAS ATIVIDADES COMPETITIVAS E NÃO SOLICITAÇÃO

8.1. O EMPREGADO concorda que durante a vigência do presente Contrato e 1 (um) ano imediatamente após o seu término, por qualquer motivo, no território brasileiro em que EMPREGADO tenha realizado seus serviços para o EMPREGADOR, o EMPREGADO não poderá (i) usar seu conhecimento em qualquer trabalho ou atividade que compete com as atividades do EMPREGADOR, direta ou indiretamente, seja como proprietário, sócio, representante, consultor ou empregado, nem pode ajudar, trabalhar ou ter interesse em quaisquer fornecedores ou clientes do EMPREGADOR; (ii) criar ou adquirir qualquer participação em qualquer empresa ou grupo que exerçam quaisquer atividades que competem com as atividades desenvolvidas pelo EMPREGADOR. Para que não restem dúvidas, o EMPREGADOR inclui quaisquer empresas do seu grupo econômico no Brasil.

8.2. A disposição contida na cláusula 7.1 acima, é igualmente aplicável em caso de rescisão deste Contrato por qualquer motivo.

8.2.1. Se o EMPREGADOR quiser fazer valer o seu direito de exigir que o EMPREGADO não compita com o EMPREGADOR após o término deste Contrato, pelo prazo mencionado na cláusula 8.1 acima, o EMPREGADOR deve, em até cinco úteis após a data de cessação do contrato de emprego, enviar uma notificação por escrito ao EMPREGADO, informando a intenção do EMPREGADOR de exercer tal opção. O EMPREGADOR tem o direito de após essa notificação liberar o EMPREGADO da restrição na cláusula 8.1 a qualquer momento e, então, deixar de ser obrigado a pagar a indenização prevista na cláusula 8.2.1.1.

8.2.1.1. O exercício da opção do EMPREGADOR para a obrigação de não concorrência do EMPREGADO deve ser condicionada ao pagamento, pelo EMPREGADOR, de uma indenização no valor equivalente a um mês de salário para cada mês de não-concorrência.

8.2.1.2. Qualquer quantia paga pelo EMPREGADOR em conexão com a obrigação de não concorrência deve ser devolvido pelo EMPREGADO, devidamente indexado, em caso de violação de quaisquer cláusulas de restrição previstas no presente Acordo, incluindo a cláusula de não concorrência, e, nesse caso, nenhum pagamento futuro será devido pelo EMPREGADOR face a essa obrigação de não concorrência.

8.3. Não-Aliciamento (a empregados e clientes). Durante a vigência deste Contrato e 1 (um) ano após a sua rescisão, o Empregado está proibido de: (a) direta ou indiretamente, incentivar um ou mais dos empregados da Sociedade a deixar a Sociedade e aceitar um emprego com atividade concorrente com a Sociedade; ou (b) direta ou indiretamente, incentivar ou ajudar qualquer pessoa no sentido de incentivar qualquer conselheiro, diretor, empregado, agente, consultor, agente autônomo, ou qualquer outra pessoa afiliada com a Sociedade para rescindir ou alterar a sua relação com a Sociedade; ou (c) direta ou indiretamente, incentivar um ou mais dos clientes da Sociedade para, no todo ou em parte, deixar de contratar a Sociedade ou transferir o seu negócio para um concorrente da Sociedade.

CLAUSE 9 – TITULARIDADE DE INVENÇÕES OU CRIAÇÕES

9.1 Todas e quaisquer invenções, descobertas, melhorias, ideias, conceitos, criações ou quaisquer direitos suscetíveis ou não de registro perante órgãos de Propriedade Industrial ou Intelectual no Brasil ou no exterior, que tenham sido criados ou desenvolvido pelo Empregado, a qualquer tempo, relacionados a quaisquer atividades executadas por ele em nome da Sociedade Empresa (“Criações”) serão de total e exclusiva propriedade da Sociedade.

9.2. O Empregado deverá transferir à Sociedade todos os direitos de propriedade dessas Criações, incluindo direito de autor e de patente, não sendo devida qualquer remuneração adicional em razão da transferência. O Empregado ainda deve celebrar e assinar todos e quaisquer instrumentos que a Sociedade julgar necessários para permitir o pedido, a consecução e obtenção de direitos autorais, de patentes ou outros direitos de propriedade, ou para transferir para a Sociedade todos os direitos, títulos ou participações em tais Criações ou trabalhos passíveis de proteção autoral.

CLAUSE 10 –ANTICORRUPÇÃO

10.1. O EMPREGADO deve cumprir plenamente todas as disposições legais aplicáveis no que diz respeito à conduta ética e combate à corrupção, incluindo, mas não se limitado as leis e regulamentos da República Federativa do Brasil, especialmente a Lei nº 12.846/2013 e a Convenção sobre o Combate Corrupção de Funcionários Públicos Estrangeiros em Transações Comerciais Internacionais, assim como a legislação americana sobre a Prática Lei de Corrupção no Exterior ("FCPA"), sob pena de ser punido por negligência grave, nos termos das leis em vigor.

CLAÚSULA 11 - INDEPENDÊNCIA DAS CLÁUSULAS

11.1. O EMPREGADO concorda que as cláusulas 7, 8 e 9 deste Contrato ("Cláusulas Restritivas") são razoáveis no propósito geográfico e temporal.

11.2. Qualquer termo, cláusula ou disposição deste Contrato que não tenha validade ou não seja aplicável, ficará sem efeito, sem com isto invalidar ou tomar inaplicáveis as cláusulas e disposições restantes.

11.3. A extensão e alcance de cada dispositivo do presente contrato será interpretada somente na extensão de sua aplicabilidade.

CLÁUSULA 12 - DISPOSIÇÕES GERAIS

12.1. Não constituirá novação contratual a falta de aplicação por parte do EMPREGADOR do pactuado em alguma cláusula deste Contrato, em atendimento a circunstâncias especiais.

12.2. Nenhuma disposição do presente Contrato poderá ser interpretada como renúncia, por parte do EMPREGADOR, de qualquer direito a ele assegurado a qualquer tempo pela legislação aplicável a este Contrato.

12.3. O EMPREGADO fica ciente do regulamento da empresa e das Normas de Segurança que regulam suas atividades no EMPREGADOR e se compromete a usar os equipamentos de segurança fornecidos, se e quando necessária a utilização, sob pena de ser punida por falta grave, nos termos da legislação vigente.

12.4. No caso de descumprimento, pelo EMPREGADO, dos termos e condições no presente pactuado em relação às cláusulas 6, 7 e 8 acima (“Cláusulas Restritivas”), fica assegurado ao EMPREGADOR o direito de reclamar perdas e danos comprovadamente causados ao seu patrimônio.

12.5. Este Contrato e os documentos a serem celebrados nos termos da mesma, salvo disposição expressa em contrário neste Contrato, devem ser regidos e interpretados de acordo com as leis do Brasil.

CLAUSE 13- DA RESCISÃO

13.1. As Partes reconhecem e concordam que tanto o EMPREGADOR ou o EMPREGADO pode denunciar o presente Contrato e a relação de trabalho, a qualquer momento, por meio de aviso prévio por escrito do término da relação de trabalho.

13.2. Além das causas previstas no artigo 482 da CLT, constituem justa causa para a rescisão de pleno direito do presente Contrato qualquer infração, no todo ou em parte, das cláusulas nele contidas, independentemente de notificação ou de qualquer formalidade judicial ou extrajudicial.

13.3. O EMPREGADO se obriga a cumprir com todas as disposições legais e políticas relacionadas com Segurança e Medicina do Trabalho.

13.4. Este Contrato será celebrado em 2 (duas) vias, com ambas as versões em português e inglês dispostas em colunas. As partes concordam que a versão em português é a única versão válida no caso de divergência de interpretação dos termos e condições aqui estabelecidos.

POR ESTAREM ASSIM, JUSTAS E AVENÇADAS, as partes assinam o presente Contrato, em duas (2) vias idênticas, de mesmo teor e forma.

São Paulo, 24 de abril de 2017.

________________________
Roberto Rittes

_____________________________
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